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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  May 28, 1997


                               DAVOX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-15578                                   02-0364368
-------------------------               ---------------------------------
(Commission File Number)                (IRS Employer Identification No.)


            6 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS  01886
       ----------------------------------------------------------------
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                 (508) 952-0200
                            ----------------------
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ITEM 5.  OTHER EVENTS.
         ------------

The Registrant effected a three-for-two stock split in the form of a 50% stock dividend on May 28, 1997, which stock split in the form of a dividend was paid to stockholders of record of the Registrant on May 13, 1997.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DAVOX CORPORATION
                                    -----------------
                                    (Registrant)


                                    By:  /s/ John J. Connolly
                                       ------------------------------
                                        John J. Connolly
                                        Vice President, Finance,
                                        Chief Financial Officer and Treasurer
                                        (Principal Financial and Accounting
                                        Officer)

Dated:  May 29, 1997



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